Exhibit 10.5

The following executive officers have entered into this Amendment Number One to Option Certificate(s), a form of which follows, with Carmike Cinemas, Inc., with respect to the option grants indicated below:

Name	Date	Shares

S. David Passman III	June 4, 2009	200,000
	March 3, 2010	70,000
	March 11, 2011	70,000

Richard B. Hare	July 6, 2009	45,000
	March 3, 2010	25,000
	March 11, 2011	25,000

Fred W. Van Noy	December 18, 2003	35,000
	July 6, 2009	50,000
	March 3, 2010	28,000
	March 11, 2011	28,000

Daniel E. Ellis	August 1, 2011	15,000

John Lundin	January 25, 2010	15,000
	March 3, 2010	8,000
	March 11, 2011	8,000

AMENDMENT NUMBER ONE TO OPTION CERTIFICATE[S]

This Amendment Number One to [a] certain Option Certificate[s] described below (the “Option Certificate[s]”) is made and entered into as of May 15, 2013 by and between Carmike Cinemas, Inc. (“Carmike”) and              (“Eligible Employee”). Capitalized terms not defined in this Amendment Number One shall have the meaning assigned to such terms in the relevant Option Certificate and plan document.

WHEREAS, Carmike and Eligible Employee desire to amend the terms and conditions of the Option Certificate[s];

NOW, THEREFORE, the Option Certificate[s] described below [is/are] hereby amended as follows, notwithstanding any provisions therein to the contrary, effective as of May 15, 2013:

1.	Amendments to the Option Certificate for the Option to purchase shares of Stock granted on December 18, 2003 in accordance with the Carmike Cinemas, Inc. Employee and Consultant Long-Term Stock Incentive Plan:

a) Section 3(b)(3) is amended to read as follows:

Other Reason. If Participant’s employment by the Company or an Affiliate terminates for any reason (other than a reason described in § 3(b)(1) or § 3(b)(2)), his or her right, if any, under § 3(a) to exercise this NQO shall expire on the earlier of (A) the ninetieth (90th) day after his or her employment is so terminated or (B) the 10th anniversary of the Grant Date.

b) Section 3(b) is amended to add a new paragraph (6) to read as follows:

(6) Retirement. If Participant voluntarily terminates employment with the Company or an Affiliate after Retirement Age or if the Company terminates Participant’s employment with the Company or an Affiliate without Cause after Retirement Age, his or her right to exercise this Option shall expire on the earlier of (A) the third anniversary of the date his or her employment so terminates or (B) the 10th anniversary of the Grant Date.

c) Section 3(c) is amended to add the following new definitions at the end thereof:

(4) Retirement Age. The term “Retirement Age” means the earlier of (i) the date on which Participant is age 55 or older and has completed 10 or more Years of Service and (ii) the date on which Participant is age 60 or older and has completed 5 or more Years of Service.

(5) Year of Service. The term “Year of Service” means each “year of vesting service” as determined under the terms of the Carmike Cinemas 401(k) Plan.

2.	Amendments to the Option Certificate for the Option to purchase shares of Stock granted on June 4, 2009 in accordance with the Carmike Cinemas, Inc. 2004 Stock Incentive Plan (the “2004 Plan”):

a) Section 3(b)(ii) is amended to substitute “the year following the date his or her employment so terminates” for “one hundred eighty (180) days”.

b) Section 3(b) is amended to add a new paragraph (v) to read as follows:

(v) Retirement. If Executive voluntarily terminates employment with the Carmike after Retirement Age or if Carmike terminates Executive’s employment with Carmike without Cause after Retirement Age, his or her right to exercise this Option shall be fully vested and shall expire on the earlier of (A) the third anniversary of the date his or her employment so terminates or (B) the 10th anniversary of the Grant Date.

c) Section 3(c) is amended to add the following new definitions at the end thereof:

(4) Retirement Age. The term “Retirement Age” means the earlier of (i) the date on which Executive is age 55 or older and has completed 10 or more Years of Service and (ii) the date on which Executive is age 60 or older and has completed 5 or more Years of Service.

(5) Year of Service. The term “Year of Service” means each “year of vesting service” as determined under the terms of the Carmike Cinemas 401(k) Plan.

3.	Amendments to the Option Certificate for the Option to purchase shares of Stock granted on July 6, 2009 in accordance with the 2004 Plan:

a) Section 3(b) is amended to add a new paragraph (4) to read as follows:

(4) Retirement. If Eligible Employee voluntarily terminates employment with the Carmike after Retirement Age or if Carmike terminates Eligible Employee’s employment with Carmike without Cause after Retirement Age, his or her right to exercise this Option shall be fully vested and shall expire on the earlier of (A) the third anniversary of the date his or her employment so terminates or (B) the 10th anniversary of the Grant Date.

b) Section 3(c) is amended to add the following new definitions at the end thereof:

(4) Retirement Age. The term “Retirement Age” means the earlier of (i) the date on which Eligible Employee is age 55 or older and has completed 10 or more Years of Service and (ii) the date on which Eligible Employee is age 60 or older and has completed 5 or more Years of Service.

(5) Year of Service. The term “Year of Service” means each “year of vesting service” as determined under the terms of the Carmike Cinemas 401(k) Plan.

4.	Amendments to the Option Certificate for the Option to purchase shares of Stock granted on January 25, 2010 in accordance with the 2004 Plan:

a) Section 3(b) is amended to add a new paragraph (4) to read as follows:

(4) Retirement. If Eligible Employee voluntarily terminates employment with the Carmike after Retirement Age or if Carmike terminates Eligible Employee’s employment with Carmike without Cause after Retirement Age, his or her right to exercise this Option shall be fully vested and shall expire on the earlier of (A) the third anniversary of the date his or her employment so terminates or (B) the 10th anniversary of the Grant Date.

b) Section 3(c) is amended to add the following new definitions at the end thereof:

(4) Retirement Age. The term “Retirement Age” means the earlier of (i) the date on which Eligible Employee is age 55 or older and has completed 10 or more Years of Service and (ii) the date on which Eligible Employee is age 60 or older and has completed 5 or more Years of Service.

(5) Year of Service. The term “Year of Service” means each “year of vesting service” as determined under the terms of the Carmike Cinemas 401(k) Plan.

5.	Amendments to the Option Certificate for the Option to purchase shares of Stock granted on March 3, 2010 in accordance with the 2004 Plan:

a) Section 3(b) is amended to add a new paragraph (4) to read as follows:

(4) Retirement. If Eligible Employee voluntarily terminates employment with the Carmike after Retirement Age or if Carmike terminates Eligible Employee’s employment with Carmike without Cause after Retirement Age, his or her right to exercise this Option shall be fully vested and shall expire on the earlier of (A) the third anniversary of the date his or her employment so terminates or (B) the 10th anniversary of the Grant Date.

b) Section 3(c) is amended to add the following new definitions at the end thereof:

(4) Retirement Age. The term “Retirement Age” means the earlier of (i) the date on which Eligible Employee is age 55 or older and has completed 10 or more Years of Service and (ii) the date on which Eligible Employee is age 60 or older and has completed 5 or more Years of Service.

(5) Year of Service. The term “Year of Service” means each “year of vesting service” as determined under the terms of the Carmike Cinemas 401(k) Plan.

6.	Amendments to the Option Certificate for the Option to purchase shares of Stock granted on March 11, 2011 in accordance with the 2004 Plan:

a) Section 3(b)(2) is amended to add the following to the end thereof:

Eligible Employee shall be fully vested if his or her employment with Carmike terminates by reason of his or her death or Disability (as defined in § 3(c)).

b) Section 3(b) is amended to add a new paragraph (4) to read as follows:

(4) Retirement. If Eligible Employee voluntarily terminates employment with the Carmike after Retirement Age or if Carmike terminates Eligible Employee’s employment with Carmike without Cause after Retirement Age, his or her right to exercise this Option shall be fully vested and shall expire on the earlier of (A) the third anniversary of the date his or her employment so terminates or (B) the 10th anniversary of the Grant Date.

c) Section 3(c) is amended to add the following new definitions at the end thereof:

(4) Retirement Age. The term “Retirement Age” means the earlier of (i) the date on which Eligible Employee is age 55 or older and has completed 10 or more Years of Service and (ii) the date on which Eligible Employee is age 60 or older and has completed 5 or more Years of Service.

(5) Year of Service. The term “Year of Service” means each “year of vesting service” as determined under the terms of the Carmike Cinemas 401(k) Plan.

7.	Amendments to the Option Certificate for the Option to purchase shares of Stock granted on August 1, 2011 in accordance with the 2004 Plan:

a) Section 3(b)(2) is amended to add the following to the end thereof:

Eligible Employee shall be fully vested if his or her employment with Carmike terminates by reason of his or her death or Disability (as defined in § 3(c)).

b) Section 3(b) is amended to add a new paragraph (4) to read as follows:

(4) Retirement. If Eligible Employee voluntarily terminates employment with the Carmike after Retirement Age or if Carmike terminates Eligible Employee’s employment with Carmike without Cause after Retirement Age, his or her right to exercise this Option shall be fully vested and shall expire on the earlier of (A) the third anniversary of the date his or her employment so terminates or (B) the 10th anniversary of the Grant Date.

c) Section 3(c) is amended to add the following new definitions at the end thereof:

(4) Retirement Age. The term “Retirement Age” means the earlier of (i) the date on which Eligible Employee is age 55 or older and has completed 10 or more Years of Service and (ii) the date on which Eligible Employee is age 60 or older and has completed 5 or more Years of Service.

(5) Year of Service. The term “Year of Service” means each “year of vesting service” as determined under the terms of the Carmike Cinemas 401(k) Plan.

8.	Except as otherwise expressly amended herein, the terms and conditions of the Option Certificate[s] described above as in effect immediately before the effective date of this Amendment shall remain in full force and effect.

IN WITNESS WHEREOF, Carmike and Eligible Employee have executed this Amendment Number One as of the date first set forth above.

CARMIKE CINEMAS, INC.

By:
Name:
Title:

Date: May 15, 2013

ELIGIBLE EMPLOYEE

Name:

Date: May 15, 2013